Exhibit 99.1

Teradyne Reports Third Quarter 2015 Results

•	Total company orders up 15%, test orders up 9% compared with Q3’14

•	Company revenue driven by strength in mobility, storage test and collaborative robots

•	Record quarterly revenue at Universal Robots powered by growing customer base and new product success

	Q3’15	Q3’14	Q2’15
Orders (mil)	$314	$273	$529
Revenue (mil)	$466	$478	$513
Non-GAAP EPS	$0.40	$0.44	$0.53
GAAP EPS	$0.34	$0.38	$0.48

NORTH READING, Mass. – October 27, 2015 – Teradyne, Inc. (NYSE: TER) reported revenue of $466 million for the third quarter of 2015 of which $326 million was in Semiconductor Test, $69 million in System Test, $55 million in Wireless Test, and $16 million in Industrial Automation. Industrial Automation consists of Universal Robots’ results for the full quarter. On a non-GAAP basis, Teradyne’s net income in the third quarter was $84.9 million, or $0.40 per diluted share, which excluded acquired intangible assets amortization and discrete income tax adjustments, and included the related tax impact on non-GAAP adjustments. GAAP net income for the third quarter was $71.5 million or $0.34 per diluted share.

Orders in the third quarter of 2015 were $314 million of which $211 million were in Semiconductor Test, $47 million in System Test, $40 million in Wireless Test, and $16 million in Industrial Automation.

“We’re on track to deliver our 6th straight year of above model financial results driven by strong tester sales for mobile devices, improving storage test demand, and a growing contribution from industrial automation,” said CEO and President Mark Jagiela. “While our fourth quarter guidance reflects the normal seasonal slow down in tester deliveries, we are making selective inventory investments to capture the expected growth in 2016 customer demand.”

“Our strong financial results also support our ongoing capital return plan as we repurchased 5.4 million shares for $98.5 million and paid $12.6 million in dividends in the third quarter,” continued Jagiela.

Guidance for the fourth quarter of 2015 is revenue of $295 million to $320 million, with non-GAAP net income of $0.07 to $0.12 per diluted share and GAAP net (loss) income of ($0.01) to $0.04 per diluted share. Non-GAAP guidance excludes acquired intangible assets amortization and includes the related tax impact on non-GAAP adjustments.

Webcast

A conference call to discuss the third quarter results, along with management’s business outlook, will follow at 10 a.m. ET, Wednesday, October 28. Interested investors should access the webcast at www.teradyne.com and click on “Investors” at least five minutes before the call begins. Presentation materials will be available starting at 10 a.m. ET. A replay will be available on the Teradyne website at www.teradyne.com/investors.

Non-GAAP Results

In addition to disclosing results that are determined in accordance with GAAP, Teradyne also discloses non-GAAP results of operations that exclude certain income items and charges. These results are provided as a complement to results provided in accordance with GAAP. Non-GAAP income from operations and non-GAAP net income exclude acquired intangible assets amortization, fair value inventory step-up related to Universal Robots, retired CEO equity charge, non-cash convertible debt interest, discrete income tax adjustments, restructuring and other, and a gain from the sale of an equity investment. GAAP requires that these items be included in determining income from operations and net income. Non-GAAP income from operations, non-GAAP net income, non-GAAP income from operations and non-GAAP net income as a percentage of revenue, and non-GAAP net income per share are non-GAAP measures presented to provide meaningful supplemental information regarding Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of Teradyne’s current core business or future outlook. These non-GAAP measures are used to make operational decisions, to determine employee compensation, to forecast future operational results, and for comparison with Teradyne’s business plan, historical operating results and the operating results of Teradyne’s competitors. Non-GAAP gross margin excludes fair value inventory step-up related to Universal Robots. GAAP requires that this item be included in determining gross margin. Non-GAAP gross margin dollar amount and percentage are non-GAAP measures that management believes provide useful supplemental information for management and the investor. Management uses non-GAAP gross margin as a performance measure for Teradyne’s current core business and future outlook and for comparison with Teradyne’s business plan, historical gross margin results and the gross margin results of Teradyne’s competitors. Prior to September 29, 2014, non-GAAP diluted shares included the impact of Teradyne’s call option and warrant on its shares. Management believes each of these non-GAAP measures provides useful supplemental information for investors, allowing greater transparency to the information used by management in its operational decision making and in the review of Teradyne’s financial and operational performance, as well as facilitating meaningful comparisons of Teradyne’s results in the current period compared with those in prior and future periods. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibits and on the Teradyne website at www.teradyne.com by clicking on “Investors” and then selecting the “GAAP to Non-GAAP Reconciliation” link. The non-GAAP financial measures discussed in this press release may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

About Teradyne

Teradyne (NYSE:TER) is a leading supplier of automation solutions for test and industrial applications. Teradyne Automatic Test Equipment (ATE) is used to test semiconductors, wireless products, data storage and complex electronic systems, which serve consumer, communications, industrial and government customers. Our Industrial Automation solutions include Collaborative Robots used by global manufacturing and light industrial customers to improve quality and increase manufacturing efficiency. In 2014, Teradyne had revenue of $1.65 billion and currently employs approximately 4,000 people worldwide. For more information, visit www.teradyne.com. Teradyne (R) is a registered trademark of Teradyne, Inc. in the U.S. and other countries.

Safe Harbor Statement

This release contains forward-looking statements regarding future business prospects, Teradyne’s results of operations, market conditions, the payment of a quarterly dividend, the repurchase of Teradyne common stock pursuant to a share repurchase program and a senior secured credit facility. Such statements are based on the current assumptions and expectations of Teradyne’s management and are neither promises nor guarantees of future performance, future events, future payment of dividends, future repurchases of common stock or future availability of, or borrowing under, a credit facility. There can be no assurance that management’s estimates of Teradyne’s future results or other forward-looking statements will be achieved. Additionally, the current dividend and share repurchase programs may be modified, suspended or discontinued at any time. Important factors that could cause actual results, dividend payments, repurchases of common stock or borrowings under the credit facility to differ materially from those presently expected include: conditions affecting the markets in which Teradyne operates; decreased or delayed product demand; market acceptance of new products; the ability to grow Universal Robots’ business; increased research and development spending; deterioration of Teradyne’s financial condition; the business judgment of the board of directors that a declaration of a dividend, the repurchase of common stock or debt under the credit facility is not in the company’s best interests; and other events, factors and risks disclosed in filings with the SEC, including, but not limited to, the “Risk Factors” section of Teradyne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and the Quarterly Report on Form 10-Q for the period ended July 5, 2015. The forward-looking statements provided by Teradyne in this press release represent management’s views as of the date of this release. Teradyne anticipates that subsequent events and developments may cause management’s views to change. However, while Teradyne may elect to update these forward-looking statements at some point in the future, Teradyne specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Teradyne’s views as of any date subsequent to the date of this release.

TERADYNE, INC. REPORT FOR THIRD FISCAL QUARTER OF 2015

CONDENSED CONSOLIDATED OPERATING STATEMENTS

(In thousands, except per share amounts)

	Quarter Ended			Nine Months Ended
	October 4, 2015	July 5, 2015	September 28, 2014	October 4, 2015	September 28, 2014
Net revenues	$465,994	$512,739	$478,010	$1,321,133	$1,324,587
Cost of revenues (exclusive of acquired intangible assets amortization shown separately below) (1)	207,368	214,171	216,889	571,517	606,006

Gross profit	258,626	298,568	261,121	749,616	718,581

Operating expenses:
Engineering and development	74,027	75,832	71,953	221,309	212,452
Selling and administrative (2)	77,481	77,073	73,064	226,595	228,556
Acquired intangible assets amortization	20,053	15,258	18,271	49,119	54,813
Restructuring and other (3)	261	(385)	(405)	(124)	167

Operating expenses	171,822	167,778	162,883	496,899	495,988

Income from operations	86,804	130,790	98,238	252,717	222,593

Interest and other (4)	604	1,346	2,432	9,264	(2,404)

Income before income taxes	87,408	132,136	100,670	261,981	220,189
Income tax provision	15,955	29,257	17,721	54,863	35,106

Net income	$71,453	$102,879	$82,949	$207,118	$185,083

Net income per common share:
Basic	$0.34	$0.48	$0.40	$0.97	$0.93

Diluted	$0.34	$0.48	$0.38	$0.96	$0.83

Weighted average common shares - basic	210,032	213,845	207,381	213,688	198,367

Weighted average common shares - diluted (5)	211,736	215,496	218,333	215,348	223,795

Cash dividend declared per common share	$0.06	$0.06	$0.06	$0.18	$0.12

Net orders	$314,222	$528,693	$273,043	$1,333,272	$1,349,957

(1)	Cost of revenues includes:

	Quarter Ended			Nine Months Ended
	October 4, 2015	July 5, 2015	September 28, 2014	October 4, 2015	September 28, 2014
Provision for excess and obsolete inventory	$3,011	$14,441	$6,434	$18,892	$21,505
Sale of previously written down inventory	(1,936)	(2,745)	(6,332)	(6,612)	(9,726)
Inventory step-up	972	595	—	1,567	—

	$2,047	$12,291	$102	$13,847	$11,779

(2)	For the nine months ended September 28, 2014, selling and administrative expenses include an equity charge of $6,598 for the modification of Teradyne’s retired CEO’s outstanding equity awards to allow continued vesting and maintain the original term in connection with his January 31, 2014 retirement.

(3)	Restructuring and other consists of:

	Quarter Ended			Nine Months Ended
	October 4, 2015	July 5, 2015	September 28, 2014	October 4, 2015	September 28, 2014
Employee severance	$1,117	$255	$225	$1,372	$797
Acquisition costs (a)	144	960	—	1,104	—
Contingent consideration fair value adjustment	(1,000)	(1,600)	(630)	(2,600)	(630)

	$261	$(385)	$(405)	(124)	$167

(a)	Costs related to Universal Robots acquisition. The results of Universal Robots are included in Teradyne’s results starting June 12, 2015.

(4)	Interest and other includes:

	Quarter Ended			Nine Months Ended
	October 4, 2015	July 5, 2015	September 28, 2014	October 4, 2015	September 28, 2014
Gain from the sale of an equity investment	$—	$(624)	$—	$(5,406)	$—
Non-cash convertible debt interest expense	—	—	—	—	4,290

	$—	$(624)	$—	$(5,406)	$4,290

(5)	Under GAAP, when calculating diluted earnings per share, convertible debt must be assumed to have converted if the effect on EPS would be dilutive. Diluted shares assume the conversion of the convertible debt as the effect would be dilutive. Accordingly, for the nine months ended September 28, 2014, 6.7 million shares have been included in diluted shares.

CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands)

	October 4, 2015	December 31, 2014
Assets
Cash and cash equivalents	$294,217	$294,256
Marketable securities	525,381	533,787
Accounts receivable	245,233	151,034
Inventories, net	128,432	105,129
Deferred tax assets	58,480	57,239
Prepayments	80,779	95,819
Other current assets	4,135	6,582

Total current assets	1,336,657	1,243,846

Net property, plant and equipment	275,089	329,038
Marketable securities	257,560	470,789
Deferred tax assets	6,909	7,494
Other assets	13,096	10,419
Retirement plans assets	13,933	12,896
Intangible assets, net	260,294	190,600
Goodwill	498,346	273,438

Total assets	$2,661,884	$2,538,520

Liabilities
Accounts payable	$81,642	$47,763
Accrued employees’ compensation and withholdings	98,252	100,994
Deferred revenue and customer advances	74,318	71,603
Other accrued liabilities	83,823	50,247
Contingent consideration	14,447	895
Accrued income taxes	43,259	20,049

Total current liabilities	395,741	291,551

Long-term deferred revenue and customer advances	29,490	19,929
Retirement plans liabilities	107,102	108,460
Deferred tax liabilities	35,494	23,315
Long-term other accrued liabilities	28,304	13,830
Long-term contingent consideration	20,148	2,455

Total liabilities	616,279	459,540

Shareholders’ equity	2,045,605	2,078,980

Total liabilities and shareholders’ equity	$2,661,884	$2,538,520

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands)

	Quarter Ended		Nine Months Ended
	October 4, 2015	September 28, 2014	October 4, 2015	September 28, 2014
Cash flows from operating activities:
Net income	$71,453	$82,949	$207,118	$185,083
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	16,301	19,047	52,531	52,832
Amortization	20,764	19,132	52,159	62,122
Stock-based compensation	7,675	8,343	23,080	31,873
Provision for excess and obsolete inventory	3,011	6,434	18,892	21,505
Gain from the sale of an equity investment	—	—	(5,406)	—
Deferred taxes	(3,602)	(3,050)	(13,973)	(8,747)
Non cash charge for the sale of inventories revalued at the date of acquisition	972	—	1,567	—
Contingent consideration adjustment	(1,000)	(630)	(2,600)	(630)
Tax benefit related to employee stock compensation awards	(2,321)	(55)	(3,213)	(1,726)
Other	1,368	183	2,523	2,110

Changes in operating assets and liabilities, net of business acquired:
Accounts receivable	51,376	(20,545)	(91,117)	(163,670)
Inventories	9,923	19,798	33,423	38,267
Prepayments and other assets	1,475	20,784	15,529	47,784
Accounts payable and accrued expenses	(729)	(23,687)	52,663	29,109
Deferred revenue and customer advances	1,066	466	6,751	14,266
Retirement plans contributions	(999)	(893)	(2,998)	(3,281)
Accrued income taxes	2,416	4,713	25,677	10,208

Net cash provided by operating activities	179,149	132,989	372,606	317,105

Cash flows from investing activities:
Purchases of property, plant and equipment	(20,617)	(54,963)	(66,727)	(146,352)
Purchases of available-for-sale marketable securities	(367,356)	(319,348)	(957,606)	(844,056)
Proceeds from maturities of available-for-sale marketable securities	98,947	118,129	330,363	495,565
Proceeds from sales of available-for-sale marketable securities	212,334	82,602	843,734	236,060
Acquisition of business, net of cash acquired	(409)	—	(282,741)	—
Proceeds from the sale of an equity investment	—	—	5,406	—
Proceeds from life insurance	—	—	1,098	4,391

Net cash used for investing activities	(77,101)	(173,580)	(126,473)	(254,392)

Cash flows from financing activities:
Issuance of common stock under employee stock purchase and stock option plans	267	10,387	18,145	21,030
Repurchase of common stock	(98,527)	—	(226,843)	—
Tax benefit related to stock options and restricted stock units	2,321	55	3,213	1,726
Dividend payments	(12,577)	(12,772)	(38,434)	(24,428)
Payment of revolving credit facility costs	—	—	(2,253)	—
Payments of long-term debt	—	—	—	(190,975)

Net cash used for financing activities	(108,516)	(2,330)	(246,172)	(192,647)

Decrease in cash and cash equivalents	(6,468)	(42,921)	(39)	(129,934)
Cash and cash equivalents at beginning of period	300,685	254,625	294,256	341,638

Cash and cash equivalents at end of period	$294,217	$211,704	$294,217	$211,704

GAAP to Non-GAAP Earnings Reconciliation

(In millions, except per share amounts)

	Quarter Ended
	October 4, 2015	% of Net Revenues			July 5, 2015	% of Net Revenues			September 28, 2014	% of Net Revenues
Net revenues	$466.0				$512.7				$478.0

Gross profit - GAAP	$258.6	55.5%			$298.6	58.2%			$261.1	54.6%
Inventory step-up	1.0	0.2%			0.6	0.1%			—	—

Gross profit - non-GAAP	$259.6	55.7%			$299.2	58.4%			$261.1	54.6%

Income from operations - GAAP	$86.8	18.6%			$130.8	25.5%			$98.2	20.5%
Acquired intangible assets amortization	20.1	4.3%			15.3	3.0%			18.3	3.8%
Restructuring and other (1)	0.3	0.1%			(0.4)	-0.1%			(0.4)	-0.1%
Inventory step-up	1.0	0.2%			0.6	0.1%			—	—

Income from operations - non-GAAP	$108.2	23.2%			$146.3	28.5%			$116.1	24.3%

			Net Income per Common Share				Net Income per Common Share				Net Income per Common Share
	October 4, 2015	% of Net Revenues	Basic	Diluted	July 5, 2015	% of Net Revenues	Basic	Diluted	September 28, 2014	% of Net Revenues	Basic	Diluted
Net income - GAAP	$71.5	15.3%	$0.34	$0.34	$102.9	20.1%	$0.48	$0.48	$82.9	17.3%	$0.40	$0.38
Acquired intangible assets amortization	20.1	4.3%	0.10	0.09	15.3	3.0%	0.07	0.07	18.3	3.8%	0.09	0.08
Inventory step-up	1.0	0.2%	0.00	0.00	0.6	0.1%	0.00	0.00	—	—	—	—
Restructuring and other (1)	0.3	0.1%	0.00	0.00	(0.4)	-0.1%	(0.00)	(0.00)	(0.4)	-0.1%	(0.00)	(0.00)
Interest and other (2)	—	—	—	—	(0.6)	-0.1%	(0.00)	(0.00)	—	—	—	—
Exclude discrete tax items (3)	(3.3)	-0.7%	(0.02)	(0.02)	0.2	0.0%	0.00	0.00	(1.6)	-0.3%	(0.01)	(0.01)
Tax effect of non-GAAP adjustments	(4.7)	-1.0%	(0.02)	(0.02)	(3.4)	-0.7%	(0.02)	(0.02)	(3.4)	-0.7%	(0.02)	(0.02)

Net income - non-GAAP	$84.9	18.2%	$0.40	$0.40	$114.6	22.4%	$0.54	$0.53	$95.8	20.0%	$0.46	$0.44

GAAP and non-GAAP weighted average common shares - basic	210.0				213.8				207.4
GAAP and non-GAAP weighted average common shares - diluted	211.7				215.5				218.3

(1) Restructuring and other consists of:

	Quarter Ended
	October 4, 2015				July 5, 2015				September 28, 2014
Employee severance	$1.2				$0.2				$0.2
Acquisition costs	0.1				1.0				—
Contingent consideration fair value adjustment	(1.0)				(1.6)				(0.6)

	$0.3				$(0.4)				$(0.4)

(2)	For the quarter ended July 5, 2015, Interest and other included a gain from the sale of an equity investment.

(3)	For the quarters ended October 4, 2015, July 5, 2015 and September 28, 2014, adjustment to exclude discrete income tax items.

	Nine Months Ended
	October 4, 2015	% of Net Revenues			September 28, 2014	% of Net Revenues
Net Revenues	$1,321.1				$1,324.6

Gross profit - GAAP	$749.6	56.7%			$718.6	54.3%
Inventory step-up	1.6	0.1%			—	—

Gross profit - non-GAAP	$751.2	56.9%			$718.6	54.3%

Income from operations - GAAP	$252.7	19.1%			$222.6	16.8%
Acquired intangible assets amortization	49.1	3.7%			54.8	4.1%
Restructuring and other (1)	(0.1)	0.0%			0.2	0.0%
Inventory step-up	1.6	0.1%			—	—
Equity modification charge (2)	—	—			6.6	0.5%

Income from operations - non-GAAP	$303.3	23.0%			$284.2	21.5%

			Net Income per Common Share				Net Income per Common Share
	October 4, 2015	% of Net Revenues	Basic	Diluted	September 28, 2014	% of Net Revenues	Basic	Diluted
Net income - GAAP	$207.1	15.7%	$0.97	$0.96	$185.1	14.0%	$0.93	$0.83
Acquired intangible assets amortization	49.1	3.7%	0.23	0.23	54.8	4.1%	0.28	0.24
Interest and other (3)	(5.4)	-0.4%	(0.03)	(0.03)	4.3	0.3%	0.02	0.02
Restructuring and other (1)	(0.1)	0.0%	(0.00)	(0.00)	0.2	0.0%	0.00	0.00
Inventory step-up	1.6	0.1%	0.01	0.01	—	—	—	—
Equity modification charge (2)	—	—	—	—	6.6	0.5%	0.03	0.03
Exclude discrete tax items (4)	(4.9)	-0.4%	(0.02)	(0.02)	(4.5)	-0.3%	(0.02)	(0.02)
Tax effect of non-GAAP adjustments	(10.5)	-0.8%	(0.05)	(0.05)	(11.9)	-0.9%	(0.06)	(0.05)
Convertible share adjustment (5)	—	—	—	—	—	—	—	0.04

Net income - non-GAAP	$236.9	17.9%	$1.11	$1.10	$234.6	17.7%	$1.18	$1.09

GAAP and non-GAAP weighted average common shares - basic	213.7				198.4
GAAP weighted average common shares - diluted	215.3				223.8
Exclude dilutive shares from convertible note	—				(6.7)

Non-GAAP weighted average common shares - diluted (5)	215.3				217.1

(1) Restructuring and other consists of:

	Nine Months Ended
	October 4, 2015				September 28, 2014
Employee severance	$1.4				$0.8
Acquisition costs	1.1				—
Contingent consideration fair value adjustment	(2.6)				(0.6)

	$(0.1)				$0.2

(2)	For the nine months ended September 28, 2014, selling and administrative expenses include an equity charge for the modification of Teradyne’s retired CEO’s outstanding equity awards to allow continued vesting and maintain the original term in connection with his January 31, 2014 retirement.

(3)	For the nine months ended October 4, 2015, Interest and other included a gain from the sale of an equity investment. For the nine months ended September 28, 2014, Interest and other included non-cash convertible debt interest expense.

(4)	For the nine months ended October 4, 2015 and September 28, 2014, adjustment to exclude discrete income tax items.

(5)	For the nine months ended September 28, 2014. the calculation of non-GAAP diluted earnings per share gives benefit to the Company’s call option on its stock for 34.7 million shares at $5.48. As a result, 6.7 million shares have been included in non-GAAP diluted shares and net interest expense of $2.0 million has been added back to non-GAAP net income for the non-GAAP diluted earnings per share calculation.

GAAP to Non-GAAP Reconciliation of Fourth Quarter 2015 guidance:

GAAP and non-GAAP fourth quarter revenue guidance:	$295 million	to	$320 million
GAAP net (loss) income per diluted share	$(0.01)		$0.04
Exclude acquired intangible assets amortization	0.10		0.10
Tax effect of non-GAAP adjustment	(0.02)		(0.02)

Non-GAAP net income per diluted share	$0.07		$0.12

For press releases and other information of interest to investors, please visit Teradyne’s homepage at http://www.teradyne.com.

Contact:	Teradyne, Inc.
Andy Blanchard 978-370-2425
Vice President of Corporate Relations